                                                                    EXHIBIT 4(d)


                                 AMENDMENT NO. 2
                                       TO
             AMENDED AND RESTATED 364-DAY REVOLVING CREDIT AGREEMENT

         This Amendment No. 2 dated as of December 28, 2001 (this "Amendment") to the Amended and Restated 364-Day Revolving Credit Agreement dated December 31, 1999, as amended by Amendment No. 1 dated as of December 1, 2000 (collectively, the "Credit Agreement"), by and among THE SHERWIN-WILLIAMS COMPANY ("Company"), THE CHASE MANHATTAN BANK, as Administrative Agent and Competitive Advance Facility Agent ("Chase"), and the LENDERS referred to therein.

                              W I T N E S S E T H:
                               -------------------

         WHEREAS, the Company has been notified by the following financial institutions that were "Lenders" under the Credit Agreement that their Commitments shall terminate effective 12:01 a.m. New York time on December 28, 2001: (i) Bank One, N.A., (ii) The Bank of Nova Scotia, and (iii) Wachovia Bank, N.A. (formerly known as Wachovia Bank of Georgia, N.A.).; and

         WHEREAS, the Company, Chase and the Lenders desire to amend the Credit Agreement to: (i) reflect the reduction in the aggregate Commitments of the Lenders, and the aggregate principal amount of the Credit Agreement, by reason of the termination of certain of the Lenders' Commitments as referenced above to an amount not to exceed One Hundred Twelve Million Two Hundred Thousand and 00/100 Dollars ($112,200,000), (ii) add The Northern Trust Company as a Lender, and (iii) revise the list of Lenders accordingly.

         NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

1. All capitalized terms used in this Amendment but not otherwise defined herein shall have the meanings ascribed such terms in the Credit Agreement.

2. The Northern Trust Company is hereby added to the Credit Agreement as a Lender.

3. The Commitments and Percentages set forth on Schedule A to the Credit Agreement are hereby deleted and the Commitments and Percentages set forth on Schedule A hereto are hereby substituted in lieu thereof.

4. The parties hereby confirm their election to extend and continue the Credit Agreement, as amended hereby, for an additional period of three hundred sixty-four (364) days commencing as of the date set forth above at the aggregate amount equal to the Commitments set forth on Schedule A attached hereto.


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


5. The representations and warranties contained in Article IV of the Credit Agreement, after giving effect to this Amendment, are true and correct on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date.

6. This Amendment shall become effective as of the date set forth above, provided the Company shall have received counterparts of this Amendment that, when taken together, bear the signatures of Chase and the Lenders. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby.

7. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and when taken together shall constitute one and the same agreement.

8. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Ohio.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date indicated above.

                               THE SHERWIN-WILLIAMS COMPANY

                               By:               /s/
                                        ----------------------------------------
                                        Sean P. Hennessy,
                                        Senior Vice President-Finance,
                                        Treasurer and Chief Financial Officer

                               By:               /s/
                                        ----------------------------------------
                                        Cynthia D. Brogan,
                                        Vice President and Assistant Treasurer

                               THE CHASE MANHATTAN BANK,
                               individually as a Lender,
                               and as Administrative Agent
                               and Competitive Advance
                               Facility Agent

                                    By:          /s/
                                        ----------------------------------------
                                        Name:
                                                 -------------------------------
                                        Title:
                                                 -------------------------------


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


                                    SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS
                                    OF DECEMBER 28, 2001, TO THE
                                    SHERWIN-WILLIAMS COMPANY AMENDED AND
                                    RESTATED 364-DAY CREDIT AGREEMENT DATED
                                    DECEMBER 31, 1999, AS AMENDED BY AMENDMENT
                                    NO. 1 DATED AS OF DECEMBER 1, 2000


The Northern Trust Company hereby agrees to each of the terms and conditions of the Credit Agreement, a copy of which has been delivered by the Company to The Northern Trust Company.

AMOUNT OF COMMITMENT:               THE NORTHERN TRUST COMPANY
--------------------
$5,000,000
                                    By:          /s/
                                        ----------------------------------------
                                        Name:
                                                 -------------------------------
                                        Title:
                                                 -------------------------------


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


                                    SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS
                                    OF DECEMBER 28, 2001, TO THE
                                    SHERWIN-WILLIAMS COMPANY AMENDED AND
                                    RESTATED 364-DAY CREDIT AGREEMENT DATED
                                    DECEMBER 31, 1999, AS AMENDED BY AMENDMENT
                                    NO. 1 DATED AS OF DECEMBER 1, 2000



                                    Name of Lender:  FIRST UNION BANK

                                    By:          /s/
                                        ----------------------------------------
                                        Name:
                                                 -------------------------------
                                        Title:
                                                 -------------------------------


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


                                    SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS
                                    OF DECEMBER 28, 2001, TO THE
                                    SHERWIN-WILLIAMS COMPANY AMENDED AND
                                    RESTATED 364-DAY CREDIT AGREEMENT DATED
                                    DECEMBER 31, 1999, AS AMENDED BY AMENDMENT
                                    NO. 1 DATED AS OF DECEMBER 1, 2000



                           Name of Lender:  THE BANK OF NEW YORK

                                    By:          /s/
                                        ----------------------------------------
                                        Name:
                                                 -------------------------------
                                        Title:
                                                 -------------------------------


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


                                    SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS
                                    OF DECEMBER 28, 2001, TO THE
                                    SHERWIN-WILLIAMS COMPANY AMENDED AND
                                    RESTATED 364-DAY CREDIT AGREEMENT DATED
                                    DECEMBER 31, 1999, AS AMENDED BY AMENDMENT
                                    NO. 1 DATED AS OF DECEMBER 1, 2000



                           Name of Lender:  BANK OF AMERICA, N.A.

                                    By:          /s/
                                        ----------------------------------------
                                        Name:
                                                 -------------------------------
                                        Title:
                                                 -------------------------------



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


                                    SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS
                                    OF DECEMBER 28, 2001, TO THE
                                    SHERWIN-WILLIAMS COMPANY AMENDED AND
                                    RESTATED 364-DAY CREDIT AGREEMENT DATED
                                    DECEMBER 31, 1999, AS AMENDED BY AMENDMENT
                                    NO. 1 DATED AS OF DECEMBER 1, 2000



                           Name of Lender:  ABN AMRO BANK N.V.

                                    By:          /s/
                                        ----------------------------------------
                                        Name:
                                                 -------------------------------
                                        Title:
                                                 -------------------------------


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


                                    SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS
                                    OF DECEMBER 28, 2001, TO THE
                                    SHERWIN-WILLIAMS COMPANY AMENDED AND
                                    RESTATED 364-DAY CREDIT AGREEMENT DATED
                                    DECEMBER 31, 1999, AS AMENDED BY AMENDMENT
                                    NO. 1 DATED AS OF DECEMBER 1, 2000



                           Name of Lender:  CITICORP USA, INC.

                                    By:          /s/
                                        ----------------------------------------
                                        Name:
                                                 -------------------------------
                                        Title:
                                                 -------------------------------



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


                                    SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS
                                    OF DECEMBER 28, 2001, TO THE
                                    SHERWIN-WILLIAMS COMPANY AMENDED AND
                                    RESTATED 364-DAY CREDIT AGREEMENT DATED
                                    DECEMBER 31, 1999, AS AMENDED BY AMENDMENT
                                    NO. 1 DATED AS OF DECEMBER 1, 2000



                           Name of Lender:  NATIONAL CITY BANK

                                    By:          /s/
                                        ----------------------------------------
                                        Name:
                                                 -------------------------------
                                        Title:
                                                 -------------------------------


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


                                    SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS
                                    OF DECEMBER 28, 2001, TO THE
                                    SHERWIN-WILLIAMS COMPANY AMENDED AND
                                    RESTATED 364-DAY CREDIT AGREEMENT DATED
                                    DECEMBER 31, 1999, AS AMENDED BY AMENDMENT
                                    NO. 1 DATED AS OF DECEMBER 1, 2000


                                    Name of Lender: SUNTRUST BANK, ATLANTA

                                    By:          /s/
                                        ----------------------------------------
                                        Name:
                                                 -------------------------------
                                        Title:
                                                 -------------------------------


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


                                    SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS
                                    OF DECEMBER 28, 2001, TO THE
                                    SHERWIN-WILLIAMS COMPANY AMENDED AND
                                    RESTATED 364-DAY CREDIT AGREEMENT DATED
                                    DECEMBER 31, 1999, AS AMENDED BY AMENDMENT
                                    NO. 1 DATED AS OF DECEMBER 1, 2000



                           Name of Lender:  WELLS FARGO BANK, N.A.

                                    By:          /s/
                                        ----------------------------------------
                                        Name:
                                                 -------------------------------
                                        Title:
                                                 -------------------------------

                                    SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS
                                    OF DECEMBER 28, 2001, TO THE
                                    SHERWIN-WILLIAMS COMPANY AMENDED AND
                                    RESTATED 364-DAY CREDIT AGREEMENT DATED
                                    DECEMBER 31, 1999, AS AMENDED BY AMENDMENT
                                    NO. 1 DATED AS OF DECEMBER 1, 2000



                           Name of Lender:  MELLON BANK, N.A.

                                    By:          /s/
                                        ----------------------------------------
                                        Name:
                                                 -------------------------------
                                        Title:
                                                 -------------------------------

                                    SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS
                                    OF DECEMBER 28, 2001, TO THE
                                    SHERWIN-WILLIAMS COMPANY AMENDED AND
                                    RESTATED 364-DAY CREDIT AGREEMENT DATED
                                    DECEMBER 31, 1999, AS AMENDED BY AMENDMENT
                                    NO. 1 DATED AS OF DECEMBER 1, 2000



                           Name of Lender:  FIFTH THIRD BANK

                                    By:          /s/
                                        ----------------------------------------
                                        Name:
                                                 -------------------------------
                                        Title:
                                                 -------------------------------

                                    SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS
                                    OF DECEMBER 28, 2001, TO THE
                                    SHERWIN-WILLIAMS COMPANY AMENDED AND
                                    RESTATED 364-DAY CREDIT AGREEMENT DATED
                                    DECEMBER 31, 1999, AS AMENDED BY AMENDMENT
                                    NO. 1 DATED AS OF DECEMBER 1, 2000



                           Name of Lender:  BANCA COMMERCIALE ITALIANA,
                                 CHICAGO BRANCH

                                    By:          /s/
                                        ----------------------------------------
                                        Name:
                                                 -------------------------------
                                        Title:
                                                 -------------------------------


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


           Schedule A to Amendment No. 2 dated as of December 28, 2001 to The Sherwin-Williams Company
                  Amended and Restated 364-Day Credit Agreement
                  ---------------------------------------------


  Lender                                 Percentage of Commitments  Commitment
  ------                                 -------------------------  ----------
  The Chase Manhattan Bank                        8.9127%           $10,000,000
  First Union National Bank (formerly
     known as First Union National
     Bank of North Carolina)                      8.9127%           $10,000,000
  The Bank of New York                            8.9127%           $10,000,000
  Bank of America, N.A.                           8.9127%           $10,000,000
  ABN AMRO Bank N.V.                              8.9127%           $10,000,000
  Citicorp USA, Inc.                              8.9127%           $10,000,000
  National City Bank                              8.9127%           $10,000,000
  SunTrust Bank, Atlanta                          8.9127%           $10,000,000
  Wells Fargo Bank, N.A.                          8.9127%           $10,000,000

  Mellon Bank, N.A.                               6.7736%             $7,600,000

  The Northern Trust Company                      4.4563%             $5,000,000

  Fifth Third Bank                                4.2781%             $4,800,000
  Banca Commerciale Italiana, Chicago Branch      4.2781%             $4,800,000
                                                                    ------------
                                                                    $112,200,000


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